UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2022
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware	001-37860	81-3434516
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1678 S. Pioneer Road, Salt Lake City, Utah		84104
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

    On August 2, 2022, Varex Imaging Corporation (the “Company”) issued a press release announcing its preliminary results of operations for the three month period ended July 1, 2022 entitled: “Varex Announces Financial Results for Third Quarter Fiscal Year 2022.” A copy of the press release is furnished as Exhibit 99.1 and incorporated by reference into this item.

    This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On July 29, 2022, the Company's Board of Directors (the “Board”), in accordance with Section 3.2 of the Company’s Bylaws, increased the size of the Board from seven to eight directors and appointed Kathleen L. Bardwell to serve on the Board for a term effective as of July 29, 2022 and expiring at the Company's 2023 Annual Meeting of Stockholders. Ms. Bardwell is the former Senior Vice President, Regulatory Affairs & Compliance for STERIS Corporation, a leading provider of infection prevention and other procedural products and services. Prior to serving in this role, she served from March 2008 to November 2019 as Senior Vice President, Chief Compliance Officer of STERIS.

    Ms. Bardwell was not appointed to any committees at this time. There is no arrangement or understanding between Ms. Bardwell and any other person pursuant to which Ms. Bardwell was selected as a director. Ms. Bardwell is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K. The Board determined that Ms. Bardwell is an independent director as defined under Nasdaq listing rules.

In accordance with the Company’s current program for compensation of non-employee directors, Ms. Bardwell will receive an annual cash retainer in the amount of $65,000 for her service on the Board, and additional retainers for service on one more of the company’s Board Committees if and when appointed. In addition, Ms. Bardwell will be granted equity compensation in the form of shares of the Company’s common stock having a value of $160,000 as of the date of grant. For 2022, both the annual cash retainer and equity compensation will be prorated for her period of service. The Company will also enter into its standard form of indemnification agreement with Ms. Bardwell.

    On August 2, 2022, the Company issued a press release announcing the appointment of Ms. Bardwell to the Board, a copy of which is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits
    (d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated August 2, 2022, entitled "Varex Announces Financial Results for Third Quarter Fiscal Year 2022"
99.2	Press Release dated August 2, 2022, entitled "Varex Names Kathleen L.Bardwell to Board of Directors"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: August 2, 2022	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Chief Legal Officer, General Counsel, and Corporate Secretary